EXHIBIT 99.1

NEWS RELEASE FOR AUGUST 17, 2004 AT 7:30 AM EDT

Contact: ALLEN & CARON INC              FRONT PORCH DIGITAL, INC.
         Jill Bertotti (investors)      Thomas P. Sweeney III, Chairman and CEO
         jill@allencaron.com            FRONT PORCH DIGITAL
                                          (BROADCAST & MEDIA SERVICES

DIVISION)
           Len Hall (financial media)   Michael C. Knaisch, President
           len@allencaron.com
           949-474-4300

        FRONT PORCH DIGITAL, INC. TO ACQUIRE MANAGEDSTORAGE INTERNATIONAL

             ACQUISITION TO DOUBLE REVENUES, EXPAND PRODUCT LINES,
                       POSITION COMPANY FOR RAPID GROWTH

BOULDER, CO, AUGUST 17, 2004 - Front Porch Digital, Inc. (OTCBB: FPDI.OB) today announced that it has entered into an agreement to acquire privately-held ManagedStorage International, Inc. ("MSI") located in Broomfield, CO. The aggregate purchase price will be approximately $39 million, which will be paid in restricted shares of Front Porch Digital common and preferred stock. As a result of the transaction, the combined company will have a stronger balance sheet with approximately $7.5 million in unrestricted cash and accounts receivables, positive working capital, additional restricted cash of $3.1 million and positive shareholder equity. The transaction is anticipated to provide the combined company access to resources that can enable it to accelerate penetration of existing markets and expand into other related markets.

     Front Porch Digital also announced that its Board of Directors has approved, subject to shareholder approval, a change in the name of the Company to Incentra Solutions, Inc. to better reflect the business of the combined company. As a result, the Company will be required to change its current CUSIP number to reflect the Incentra Solutions, Inc. name change. The Company will submit its application for the CUSIP number change concurrently with obtaining formal shareholder approval of the name change.

     The acquisition of MSI will immediately more than double the revenues of the existing company, expand its product lines and increase its financial strength, creating a formidable supplier of storage management products and services to broadcasters, media companies, mid-sized enterprises and IT service providers worldwide.

     Michael C. Knaisch, Front Porch Digital President, commented: "With this acquisition, we have formed a company that we believe is well positioned for rapid and profitable growth. We are confident the expanded range of complementary products, services and engineering resources and the strong intellectual property portfolio resulting from this transaction will clearly differentiate us from our competition and further extend our competitive advantages. In addition to the expanding base of product and services revenues for both companies, the acquisition of MSI adds a solid and growing stream of high margin recurring service revenue and opens up a number of new and meaningful revenue opportunities.

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FRONT PORCH DIGITAL, INC. TO ACQUIRE managedstorage INTERNATIONAL
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     "We believe the acquisition will enable us to leverage the financing and supplier relationships of MSI and thus generate additional revenue by selling best-of-breed, integrated hardware solutions to customers and prospects seeking a single source for the equipment and software required to implement a digital media archive management solution," Knaisch added. "We are very excited about the potential created by this acquisition and firmly believe it will deliver considerable value to our shareholders, customers, partners and employees."

     Thomas P. Sweeney, Chairman and CEO of the combined company, said, "MSI's family of GridWorks managed services and its advanced Storage Network Operations Center should immediately position Front Porch as the only provider of complete archive management solutions, including design and implementation services, hardware procurement and a full-set of 24x7 operational support services. We are convinced that this business combination allows Front Porch Digital to leverage its leading position in the broadcast markets and expand its services into the enterprise and service provider markets."

     The combined company will be headquartered in Boulder, CO and will maintain offices in Broomfield, CO, Mt. Laurel, N.J., Toulouse, France; London; and San Ramon, CA.

     Sweeney, who served as Chairman and CEO of MSI and Chairman of Front Porch Digital, will serve as the Chairman and CEO of the combined company, which will trade on the OTC Bulletin Board under the symbol "FPDI.OB." Knaisch will be President of Front Porch Digital, the Broadcast and Media Services Division of the Company. Sweeney will continue as President of the MSI subsidiary.

     The transaction was approved by the Boards of Directors of both companies on August 16, 2004, and is expected to close later this week. In connection with the acquisition, Front Porch Digital will issue approximately 47.3 million shares of unregistered, restricted common stock to holders of MSI common and preferred shares, and will cancel the estimated 13.5 million issued and outstanding shares of its common stock and warrants to purchase 3.5 million shares of its common stock that are currently owned by MSI. In addition, Front Porch Digital will issue 2.5 million shares of its Series A Preferred Stock to holders of MSI Series C Preferred Stock, which include Great Hill Partners, Tudor Ventures and J.P. Morgan Chase Fleming Asset Management. Front Porch Digital Series A Preferred Stock will have a $31.5 million liquidation preference, will have a mandatory redemption on or after August 18, 2008, and certain voting, anti-dilution and other rights to be described in the Company's SEC filings. The holders of the Series A Preferred Stock will sign an 18-month lock-up agreement covering all of the equity securities they receive.

     As a result of the cancellation of Front Porch equity securities currently owned by MSI, the number of shares of common stock to be issued in the acquisition will represent approximately


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           20000 Horizon Way Suite 120, Mount Laurel, New Jersey 08054


45 percent of the outstanding common stock on a post-transaction basis. Each share of Series A Preferred Stock is convertible into 20 shares of the Front Porch common stock.

     Wells Fargo Securities, LLC acted as financial advisor to Front Porch Digital and rendered a fairness opinion to Front Porch Digital and its shareholders in this transaction.

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FRONT PORCH DIGITAL, INC. TO ACQUIRE managedstorage INTERNATIONAL
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ABOUT MANAGEDSTORAGE INTERNATIONAL, INC.

     Managed Storage International (WWW.MSISERVICE.COM) helps organizations of all sizes control their storage management costs and provides best-in-class outsourced services for data protection and resource management. Its services are delivered to enterprise and service provider customers in the United States, United Kingdom, Bermuda and Tokyo. MSI uses its proprietary GridWorks management system to deliver guaranteed data management and data protection services across all types of storage systems, both on-site and remotely.


ABOUT FRONT PORCH DIGITAL

     Front Porch Digital (WWW.FPDIGITAL.COM) is transforming the digital world by developing unique software and services that convert audio, video, images, text and data into digital formats that enable searching, browsing, editing, storage and on-demand delivery of content in nearly any other digital format through a single capture. Front Porch is a leading provider of archive management software to broadcasters throughout Europe and Asia.

FRONT PORCH DIGITAL INC. FORWARD LOOKING STATEMENTS

     THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH REFLECT FRONT PORCH DIGITAL INC.'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED FROM SUCH FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISK FACTORS INCLUDE FRONT PORCH DIGITAL INC.'S LIMITED OPERATING HISTORY AND EXPERIENCE IN THE DATA AND VIDEO DIGITAL CONVERSION BUSINESS, FRONT PORCH DIGITAL INC.'S ABILITY TO ATTRACT SIGNIFICANT ADDITIONAL FINANCING AND INCUR OPERATIONAL LOSSES AND NEGATIVE CASH FLOW, AND RISKS ASSOCIATED WITH EXPANSION. ADDITIONAL RISK FACTORS ARE SET FORTH IN FRONT PORCH DIGITAL'S REPORTS AND DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.